EXHIBIT 10.5

                   PROMISSORY NOTES ISSUED TO ROBERT W. DUNLAP
                              DATED JANUARY 1, 2002

                           CONVERTIBLE PROMISSORY NOTE

$251,065.11
                                                                Denver, Colorado

                                                                 January 1, 2002

         FOR VALUE RECEIVED, PARK-PREMIER MINING COMPANY, a Utah corporation (the "Maker"), hereby promises to pay to the order of Robert W. Dunlap (the "Holder"), the principal sum of Two Hundred Fifty One Thousand Sixty Five and 11/100 US Dollars ($251,065.11), together with interest on the unpaid balance at the rate of Twelve Percent (12%) per annum, on or before January 1, 2003, subject to conversion as described below:

         This Note may be converted into shares of Maker's common stock at the conversion price of $.10 per share or such other conversion price as the board of directors may deem appropriate, not in excess of $.10 per share, until the due date hereof, at the Holder's option.

         This Note is subject to prepayment, in whole or in part, at the option of the Maker without penalty. Such prepayments shall be applied first to interest accrued and then to the principal due hereunder.

         In case this Note shall not be paid in full whenever it shall become due, the Maker agrees to pay all costs and expenses of collection, including reasonable attorney's fees, not to exceed 15% of the unpaid balance.

         All rights and obligations hereunder shall be governed by the laws of the State of Colorado.

         This Note is unsecured.

         IN WITNESS WHEREOF, the Maker has signed this Note effective as of the date first above written.

                                     PARK-PREMIER MINING COMPANY



                                     By:
                                        ----------------------------------------
                                     Its:
                                        ----------------------------------------

                                    /s/ Jeffrey L. Lee            Vice President

Description: Accrued Interest
                                    /s/ Steve Lee            Secretary/Treasurer

                           CONVERTIBLE PROMISSORY NOTE

$66,728.03
                                                                Denver, Colorado
                                                                 January 1, 2002

         FOR VALUE RECEIVED, PARK-PREMIER MINING COMPANY, a Utah corporation (the "Maker"), hereby promises to pay to the order of Robert W. Dunlap (the "Holder"), the principal sum of Sixty Six Thousand Seven Hundred Twenty Eight and 03/100 US Dollars ($66,728.03), together with interest on the unpaid balance at the rate of Twelve Percent (12%) per annum, on or before January 1, 2003, subject to conversion as described below.

         This Note may be converted into shares of Maker's common stock at the conversion price of $.10 per share or such other conversion price as the board of directors may deem appropriate, not in excess of $.10 per share, until the due date hereof, at the Holder's option.

         This Note is subject to prepayment, in whole or in part, at the option of the Maker without penalty. Such prepayments shall be applied first to interest accrued and then to the principal due hereunder.

         In case this Note shall not be paid in full whenever it shall become due, the Maker agrees to pay all costs and expenses of collection, including reasonable attorney's fees, not to exceed 15% of the unpaid balance.

         All rights and obligations hereunder shall be governed by the laws of the State of Colorado.

         This Note is unsecured.

         IN WITNESS WHEREOF, the Maker has signed this Note effective as of the date first above written.

                                   PARK-PREMIER MINING COMPANY


                                   By:
                                      ------------------------------------------
                                   Its:
                                      ------------------------------------------

                                      /s/ Jeffrey L. Lee          Vice President

Description: Cash Advances
                                      /s/ Steve Lee          Secretary/Treasurer

                           CONVERTIBLE PROMISSORY NOTE

$6,893.76
                                                                Denver, Colorado
                                                                 January 1, 2002

         FOR VALUE RECEIVED, PARK-PREMIER MINING COMPANY, a Utah corporation (the "Maker"), hereby promises to pay to the order of Robert W. Dunlap (the "Holder"), the principal sum of Six Thousand Eight Hundred Ninety Three and 76/100 US Dollar ($6,893.76), together with interest on the unpaid balance at the rate of Twelve Percent (12%) per annum, on or before January 1, 2003, subject to conversion as described below.

         This Note may be converted into shares of Maker's common stock at the conversion price of $.10 per share or such other conversion price as the board of directors may deem appropriate, not in excess of $.10 per share, until the due date hereof, at the Holder's option.

         This Note is subject to prepayment, in whole or in part, at the option of the Maker without penalty. Such prepayments shall be applied first to interest accrued and then to the principal due hereunder.

         In case this Note shall not be paid in full whenever it shall become due, the maker agrees to pay all costs and expenses of collection, including reasonable attorney's fees, not to exceed 15% of the unpaid balance.

         All rights and obligations hereunder shall be governed by the laws of the State of Colorado.

         This Note is unsecured.

         IN WITNESS WHEREOF, the Maker has signed this Note effective as of the date first above written.

                                  PARK-PREMIER MINING COMPANY


                                  By:
                                     -------------------------------------------
                                  Its:
                                     -------------------------------------------

                                     /s/ Jeffrey L. Lee           Vice President

Description: Unreimbursed Expenses
                                     /s/ Steve Lee           Secretary/Treasurer

                           CONVERTIBLE PROMISSORY NOTE

$46,873.08
                                                                Denver, Colorado

                                                                 January 1, 2002

         FOR VALUE RECEIVED, PARK-PREMIER MINING COMPANY, a Utah corporation (the "Maker"), hereby promises to pay to the order of Robert W. Dunlap (the "Holder"), the principal sum of Forty Six Thousand Eight Seventy Three and 08/100 US Dollars ($46,873.08), together with interest on the unpaid balance at the rate of Twelve Percent (12%) per annum, on or before January 1, 2003, subject to conversion as described below.

         This Note may be converted into shares of Maker's common stock at the conversion price of $.10 per share or such other conversion price as the board of directors may deem appropriate, not in excess of $.10 per share, until the due date hereof, at the Holder's option.

         This Note is subject to prepayment, in whole or in part, at the option of the Maker without penalty. Such prepayments shall be applied first to interest accrued and then to the principal due hereunder.

         In case this Note shall not be paid in full whenever it shall become due, the Maker agrees to pay all costs and expenses of collection, including reasonable attorney's fees, not to exceed 15% of the unpaid balance.

         All rights and obligations hereunder shall be governed by the laws of the State of Colorado.

         This Note is unsecured.

         IN WITNESS WHEREOF, the Maker has signed this Note effective as of the date first above written.

                                   PARK-PREMIER MINING COMPANY



                                   By:
                                      ------------------------------------------
                                   Its:
                                      ------------------------------------------

                                      /s/ Jeffrey L. Lee          Vice President

Description: Fees Earned
                                      /s/ Steve Lee          Secretary/Treasurer